Exhibit 10.9
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
NON-QUALIFIED STOCK OPTION GRANT AGREEMENT

Participant:                    «Full Participant Name»

Number of
Options:                    «Shares»

Option Price:                    US$«Grant Price»

Grant Date:                    «Grant Date»

Exercise Rights Begin:

Vesting Dates                Percentage of Grant

1st Anniversary of the Grant Date:    33.33% (rounded down to the nearest whole share)
2nd Anniversary of the Grant Date:    33.33% (rounded to the nearest whole share)
3rd Anniversary of the Grant Date:    33.33% (all remaining shares)

Option Term Expires:                «Expiration Date»

1. Option Grant. Tupperware Brands Corporation, a Delaware corporation (“Tupperware”), pursuant to the Tupperware Brands Corporation 2016 Incentive Plan (the “Plan”), a copy of which is available online at www.ubs.com/onesource/tup or by requesting a copy from the Corporate Secretary’s Office, hereby grants to the Participant as of the Grant Date a non-qualified stock option (the “Stock Option”) to purchase from Tupperware a number of shares of the common stock of Tupperware, $0.01 par value (“Common Stock” or “Shares”), at the Option Price, all as specifically indicated on the grant offered to the Participant in this Agreement. The Stock Option is exercisable in accordance with the terms and conditions of this Non-Qualified Stock Option Grant Agreement, including applicable special terms and conditions for the Participant’s country set forth in any appendix hereto as provided in Section 21 below (the “Appendix”; this Non-Qualified Stock Option Agreement and the Appendix collectively referred to hereinafter as this “Agreement”), and the Plan. The Participant shall execute this Agreement by accepting it online at www.ubs.com/onesource/tup. If Tupperware determines that this Agreement or any other agreement from the Participant is appropriate, or required in another format, in order to comply with any listing, registration or other legal requirement, the Participant shall execute and deliver such agreement to Tupperware. The Participant’s failure to accept this Agreement or other required agreement may prevent the exercise of the Stock Option as described in Section 3 below. All determinations and interpretations made by Tupperware in connection with any question arising under this Agreement or the Plan are binding and conclusive upon the Participant and his or her legal representative. If there is any conflict between the provisions of this Agreement and the Plan, the Plan shall control. Capitalized terms used and not defined in this Agreement have the meanings given to them in the Plan.

2. Term and Exercise Period. The Stock Option becomes exercisable as set forth above, subject to the Participant’s continued employment with Tupperware or its Subsidiaries through the applicable Vesting Date. Any portion of the Stock Option which becomes exercisable continues to be exercisable, until exercised, during the Option Term, except as stated below. No delays in the exercise of an Option beyond the Option Term are permissible. The Option Term means the period which begins on the Grant Date and ends on the date the Option Term expires, except as may otherwise be set forth in this Agreement.

3. Exercise Procedure. To exercise the Stock Option, the Participant shall deliver a notice to Tupperware via its agent at UBS Financial Services, Inc. (“UBS”), specifying the number of shares to be purchased, and shall deliver payment in full, or make arrangements satisfactory to Tupperware for payment in full of the Option Price for such shares and for the satisfaction of any tax withholding required to be effected by Tupperware as described in Section 6 below. Tupperware shall make available to the Participant a form or electronic process that may be used for this purpose. The date of exercise shall be the date on which such notice and payment, or arrangements satisfactory to Tupperware for payment and tax withholding are received by Tupperware or its agent. The Participant may exercise the Stock Option on the web by logging onto www.ubs.com/onesource/tup or by calling 1-888-661-2834 in the United States or +1(201)272-7571 when outside of the United States.

Exhibit 10.9
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
NON-QUALIFIED STOCK OPTION GRANT AGREEMENT

4. Payment of the Option Price. As provided under Section 6.4(d) of the Plan, payment of the Option Price for the number of shares to be purchased shall be made: (i) in cash (including a check, bank draft, money order or wire transfer); (ii) if the Participant is a United States resident, by delivery of an attestation of share ownership confirming that unrestricted shares of Common Stock having a fair market value at least equal to the Option Price for the shares to be purchased are already owned by the Participant of the same class as the shares subject to the Stock Option (based on the Fair Market Value of the Shares on the date the Stock Option is exercised); (iii) by written instruction to Tupperware or its agent to affect a “net exercise” arrangement pursuant to which Tupperware retains from the Stock Option exercise a whole number of Shares with a Fair Market Value that does not exceed the aggregate Option Price, along with delivery of cash (as defined in clause (i) above) representing the remainder of the Option Price not covered by the retention of the whole number of shares; (iv) by way of a “cashless” exercise by delivering a properly executed exercise notice to Tupperware, together with a copy of irrevocable instruments to Tupperware’s designated broker to deliver to Tupperware an amount of the sale proceeds to pay the Option Price; or (v) by any combination of the above.

5. Delivery of Common Stock. Upon any exercise of the Stock Option, and subject to the payment of the Option Price under Section 4 of this Agreement and of all Tax-Related Items under Section 6 of this Agreement, Tupperware shall deliver the Shares purchased in book entry form. The Shares shall be registered in the name of the Participant. If the Participant dies, the shares shall be registered in the name of the person entitled to exercise the Stock Option in accordance with the Plan. Tupperware reserves the right, depending upon the regulatory circumstances existing in any particular country, to require a “sell all, cashless exercise” of any Stock Option.

6. Taxes. The Participant acknowledges that, regardless of any action taken by Tupperware or, if different, the Participant’s employer (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant or deemed by Tupperware or the Employer in its discretion to be an appropriate charge to the Participant even if legally applicable to Tupperware or the Employer (“Tax-Related Items”) is and remains the Participant’s responsibility and may exceed the amount, if any, actually withheld by Tupperware or the Employer. The Participant further acknowledges that Tupperware and/or the Employer: (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Stock Option, including, but not limited to, the grant, vesting or exercise of the Stock Option, the subsequent sale of Shares acquired upon exercise and the receipt of any dividends following the exercise of the Stock Option; and (2) do not commit to and are under no obligation to structure the terms of the Stock Option to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Participant is subject to Tax-Related Items in more than one jurisdiction, the Participant acknowledges that Tupperware and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Prior to any relevant taxable or tax withholding event, as applicable, the Participant agrees to make adequate arrangements satisfactory to Tupperware and/or the Employer to satisfy all Tax-Related Items. In this regard, the Participant authorizes Tupperware and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (a) withholding from the Participant’s wages or other cash compensation paid to the Participant by Tupperware and/or the Employer; or (b) withholding from proceeds of the sale of Shares acquired upon exercise of the Stock Option either through a voluntary sale or through a mandatory sale arranged by Tupperware (on the Participant’s behalf pursuant to this authorization without further consent); or (c) withholding in Shares to be issued upon exercise of the Stock Option, provided, however that if the Participant is a Section 16 officer of Tupperware under the Exchange Act, then Tupperware will withhold in Shares upon the relevant taxable or tax withholding event, as applicable, unless the use of such withholding method is problematic under applicable tax or securities law or has materially adverse accounting consequences, in which case, the obligation for Tax-Related Items may be satisfied by one or a combination of methods (a) and (b) above. Depending on the withholding method, Tupperware may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates, in which case the Participant may receive a refund of any over-withheld amount in cash and will have no entitlement to the share equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Participant is deemed to have been issued the full number of shares subject to the exercised Stock Option, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items. Finally, the Participant agrees to pay to Tupperware or the Employer any amount of Tax-Related Items that Tupperware and/or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. Tupperware may refuse to honor the exercise and refuse to deliver the Shares or the proceeds of the sale of shares, if the Participant fails to comply with the Participant’s obligations in connection with the Tax-Related Items.

Exhibit 10.9
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
NON-QUALIFIED STOCK OPTION GRANT AGREEMENT

7. Impact of Certain Events. Upon the Participant’s death, Disability, retirement or termination, or upon a Change of Control, the Participant shall have such modified rights of vesting and exercisability as set forth below:

(a) Death: If the Participant’s employment terminates by reason of death, the Stock Option shall become immediately and fully exercisable and may thereafter be exercised by the estate of the Participant for a period of three years from the date of such death; provided, however, that if the Participant is at least sixty years of age at the time of death and has fifteen years service with Tupperware, the Stock Option may thereafter be exercised by the estate of the Participant for a period of six years from the date of such death. In no event, however, may the Stock Option be exercisable beyond the end of the Option Term. Notwithstanding any provision herein to the contrary, if the Participant dies after termination of the Participant’s employment, the Stock Option may thereafter be exercised, to the extent the Stock Option was exercisable as of the date of such death, for a period that expires on the earliest of (i) the first anniversary of the date of such death, (ii) the last date on which the Participant would have been entitled to exercise the Stock Option had the Participant not died or (iii) the end of the Option Term; provided, however, that if the Participant had retired from Tupperware prior to the date of death, the estate of the Participant shall continue to have the benefit of the vesting and exercisability benefits specified by the provisions governing retirement as set forth below.

(b) Disability: If the Participant’s employment terminates by reason of Disability, the Stock Option, if not fully vested and exercisable as of the date of such termination, shall continue to vest according to the Stock Option’s stated vesting schedule and may thereafter be exercised by the Participant, to the extent it was exercisable at the time of termination or thereafter becomes exercisable, for a period of three years from the date of such termination of employment or until the end of the Option Term, whichever period is the shorter; provided, however, that if the Participant dies within such period, the Stock Option shall continue to be exercisable to the extent to which it was exercisable at the time of death for the remainder of such period, or for a period of 12 months from the date of such death, or until the expiration of the Option Term, whichever period is the shortest.

(c) Retirement: If the Participant’s employment terminates by reason of retirement, the following vesting and exercisability terms will apply. The Participant shall be deemed to have terminated employment by reason of retirement if the Participant has attained age and years of service requirements set forth below, has given due notice (as determined by the Committee), and has entered into an agreement, the form and content of which shall be specified by the Committee, not to compete with Tupperware and its Affiliates for a period of one year following such retirement. In no event, however, may the Stock Option be exercisable after the end of the Option Term.

Age at Retirement	Minimum Years of Service with Company	Years of Continued Vesting Following Retirement	Years of Continued Exercisability Following Retirement
55 or more…………………	10	1	2
60 or more…………………	15	6	6

Notwithstanding the foregoing, if the Participant dies within such period of continued exercisability, the Stock Option shall continue to be exercisable to the extent to which it was exercisable at the time of death for the remainder of such period, or for a period of 12 months from the date of such death, or until the end of the Option Term, whichever period is the shortest.

Notwithstanding anything to the contrary herein, if Tupperware receives an opinion of counsel that there has been a legal judgment and/or legal development in the Participant’s country that likely would result in any favorable treatment of the Stock Option at retirement under the Plan or this Agreement being deemed unlawful or discriminatory, such favorable treatment shall not apply and the Stock Option shall be treated as set forth in the remaining provisions of this Agreement.

(d) Termination for Cause: Unless otherwise determined by the Committee, if the Participant incurs a termination of employment for Cause, the Stock Option, whether vested or unvested, shall thereupon terminate.

(e) Change of Control Termination: If a Change of Control occurs in which the Stock Option is substituted by the Successor and the Participant’s employment is terminated within two years following a Change of Control (i) by the Successor (or an affiliate thereof) without Cause or (ii) if the Participant is an executive officer of Tupperware (who is subject to reporting under Section 16 of the Exchange Act) and resigns for Good Reason, then the Stock Option shall become immediately vested and shall be exercisable through the end of the Option Term. If the Stock Option is not substituted by the Successor upon a Change of Control, then the Stock Option shall be governed by Section 15.2 of the Plan.

Exhibit 10.9
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
NON-QUALIFIED STOCK OPTION GRANT AGREEMENT

(f) Other Termination: If the Participant incurs a voluntary termination of employment, the Stock Option, to the extent then exercisable, may be exercised for the lesser of thirty days from the date of such termination of employment or until the end of the Option Term. If the Participant incurs a termination of employment by Tupperware, other than by reason of retirement, Disability or Cause, the Stock Option, to the extent it is then exercisable, or becomes exercisable during the one-year period following termination of employment by Tupperware, may be exercised at any time from the date of vesting until the first anniversary of the date of such termination of employment or, if sooner, the end of the Option Term; provided, however, that if the Participant dies within such period of post-termination exercisability, the Stock Option shall continue to be exercisable to the extent to which it was exercisable at the time of death for the remainder of such period, or for a period of 12 months from the date of such death, or until the expiration of the Option Term, whichever period is the shortest.

8. Data Transfer and Privacy. In order for Tupperware to administer this Plan, the Participant must provide Tupperware with personal data to identify the Participant, including the Participant’s name and address. The personal data will be transferred to Tupperware’s United States headquarters in Orlando, Florida, and processed there. Tupperware may transfer the personal data to an outside vendor (such as a bank) for further processing. By acceptance of the Stock Option, the Participant explicitly consents to this collection, transfer and processing, as necessary for operation of this Plan. During each of these steps, Tupperware treats personal data with care to ensure its privacy and ensure that any outside vendors do the same. For European Union residents, the data is treated in accordance with Tupperware’s European Union Data Transfer Policy. The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this Agreement and any other grant materials by and among, as applicable, the Employer, and Tupperware and its subsidiaries and affiliates, for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that Tupperware and the Employer may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, email address, date of birth, social insurance number (to the extent permitted under applicable law), passport or other identification number (e.g., resident registration number), salary, nationality, job title, any Shares or directorships held in Tupperware, details of all Stock Options or any other entitlement to Shares or equivalent benefits awarded, canceled, exercised, vested, unvested, purchased or outstanding in the Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan. The Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan (such as UBS Financial Services, Inc. (“UBS”)), that these recipients may be located in the Participant’s country or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than the Participant’s country. The Participant understands that if the Participant resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of Data by contacting the Participant’s local human resources representative. The Participant authorizes those receiving Data, including UBS or other possible recipients which may assist Tupperware (presently or in the future) with implementing, administering and managing the Plan, to receive, possess, use, retain and transfer Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom Participant may elect to deposit any Shares acquired upon exercise of the Stock Option. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that if the Participant resides outside the United States, he or she may, at any time, view Data, request information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting the Participant’s local human resources representative. Further, the Participant understands that he or she is providing the consents herein on a purely voluntary basis. If the Participant does not consent, or if the Participant later seeks to revoke his or her consent, his or her employment or service with the Employer will not be affected; the only consequence of refusing or withdrawing the Participant’s consent is that Tupperware would not be able to grant the Participant Stock Options or other equity awards or administer or maintain such awards. Therefore, the Participant understands that refusing or withdrawing his or her consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

Exhibit 10.9
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
NON-QUALIFIED STOCK OPTION GRANT AGREEMENT

9. Recovery of Award. In the event it is determined that Tupperware’s previously reported financial results have been misstated due to the error, omission, fraud or other misconduct of an employee of Tupperware or any of its subsidiaries (“Employee Actions”), including a misstatement that leads to a restatement of previously issued financial statements, any previous delivery of Shares or grant of Stock Options of Tupperware which was made pursuant to any incentive compensation award, including any discretionary award, shall be subject to recovery and/or cancellation by Tupperware as the Compensation and Management Development Committee (the “Committee”) of the Board of Directors of Tupperware, in its sole discretion, shall in good faith determine. The Committee shall determine: (i) the amount to be recovered and/or cancelled; (ii) whether to seek repayment from a Participant or to reduce an amount otherwise payable to a Participant under any compensation plan, program or arrangement maintained by Tupperware, including the use of set off, subject to applicable law; (iii) the valuation of any Shares determined to be withheld from a Participant in connection with such an action; and (iv) whether to cancel outstanding Stock Options in connection with such an action and the valuation thereof for such purpose. The foregoing shall be subject to such changes as may be required from time to time by the NYSE listing manual or the applicable rules of the United States Securities and Exchange Commission.

10. Nature of Grant. In accepting the grant, the Participant acknowledges, understands and agrees that:

(a)the Plan is established voluntarily by Tupperware, it is discretionary in nature and it may be modified, amended, suspended or terminated by Tupperware at any time to the extent permitted by the Plan;
(b)the grant of the Stock Option is exceptional, discretionary, voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;
(c)all decisions with respect to future option grants, if any, will be at the sole discretion of Tupperware;
(d)the Stock Option grant and the Participant’s participation in the Plan will not create a right to employment with or be interpreted as forming an employment or service contract with Tupperware, the Employer or any other subsidiary or affiliate of Tupperware and shall not interfere with the ability of Tupperware, the Employer or any other subsidiary or affiliate or Tupperware, as applicable, to terminate the Participant’s employment or service relationship (if any);
(e)the Participant is voluntarily participating in the Plan;
(f)the Stock Option and any Shares acquired under the Plan, and the income from and value of same, are not intended to replace any pension rights or compensation;
(g)the Stock Option and any Shares acquired under the Plan and the income from and value of same, are not part of normal or expected compensation or salary for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, holiday pay, bonuses, long-service awards, pension or retirement or welfare benefits or similar mandatory payments;
(h)unless otherwise agreed with Tupperware, the Stock Option and any Shares acquired under the Plan, and the income from and value of same, are not granted as consideration for, or in connection with, the service that the Participant may provide as a director of a subsidiary or affiliate of Tupperware;
(i)the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;
(j)if the underlying Shares do not increase in value, the Stock Option will have no value;
(k)if the Participant exercises his or her Stock Option and obtains Shares, the value of those Shares acquired upon exercise may increase or decrease in value, even below the Option Price; and
(l)no claim or entitlement to compensation or damages shall arise from forfeiture of the Stock Option or the recovery of Shares or cash acquired pursuant to the Stock Option resulting from the termination of the Participant’s employment or other service relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is employed or the terms of his or her employment agreement, if any), and/or the application of any recovery policy as described in Section 9 hereof;

Exhibit 10.9
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
NON-QUALIFIED STOCK OPTION GRANT AGREEMENT

(m)for purposes of the Stock Option, the Participant’s employment or service relationship will be considered terminated as of the date the Participant is no longer actively providing services to Tupperware or one of its subsidiaries or affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment agreement, if any), and unless otherwise expressly provided in this Agreement or determined by Tupperware in accordance with the terms of the Plan, (i) the Participant’s right to vest in the Stock Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., the Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment agreement, if any); and (ii) the period (if any) during which the Participant may exercise the Stock Option after such termination of the Participant’s employment or service relationship will commence on the date the Participant cease to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where the Participant is employed or terms of the Participant’s employment agreement, if any; the Committee shall have the exclusive discretion to determine when the Participant is no longer actively providing services for purposes of his or her Stock Option grant (including whether the Participant may still be considered to be providing services while on a leave of absence, including a period of “garden leave”);
(n)unless otherwise provided in the Plan or by Tupperware in its discretion, the Stock Option and the benefits evidenced by this Agreement do not create any entitlement to have the Stock Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and
(o)the following provisions apply only if the Participant is providing services outside the United States:
(1)the Stock Option and the underlying Shares, and the income from and value of same, are not part of normal or expected compensation or salary for any purpose; and
(2)the Participant acknowledges and agrees that neither Tupperware, nor the Employer nor any subsidiary or affiliate of Tupperware shall be liable for any foreign exchange rate fluctuation between the Participant’s local currency and the United States Dollar that may affect the value of the Stock Option or of any amounts due to the Participant pursuant to the exercise of the Stock Option or the subsequent sale of any Shares acquired upon exercise.

11. Protecting the Interests of Tupperware. During the Participant’s employment, and for a period of 12 months following employment, the Participant agrees not to (i) divulge information related to the operation of the business,  (ii) seek or accept employment from a Competitor (defined for purposes of this provision as any other business or enterprise which is engaged in the sales of products or services similar to those of Tupperware or is engaged in the direct sales of products or services to the consuming public, or primarily to the business’ own sales force members), (iii) solicit, directly or indirectly, any actively employed employee (including persons who have been employees of Tupperware or its subsidiaries or affiliates during the 12 months immediately before and after termination of the Participant) of Tupperware or its subsidiaries or affiliates, (iv) solicit, directly or indirectly, any member of the independent sales force of Tupperware or its subsidiaries or affiliates to become an employee or independent sales force member of a Competitor, or (v) copy or counterfeit, or assist another person in copying or counterfeiting, any Tupperware Brands product. The Participant agrees to return immediately following termination of employment, any and all documents and/or hardware or software items provided by Tupperware or its subsidiaries or affiliates for the purpose of completing tasks associated with performing his or her role. Finally, the Participant acknowledges that Tupperware participates in a business that is highly competitive, and that acceptance of these terms is reasonable in light of the award of potential compensation, whether received or not, under this program. In addition to any equitable remedies that Tupperware may have with regard to this provision, a breach of this paragraph shall result in an immediate forfeiture of the Participant’s rights under this Stock Option. The foregoing notwithstanding, nothing in this Agreement prohibits the Participant from (a) reporting possible violations of federal law or regulation to any governmental agency or entity, including but not limited to the Department of Justice, the Securities and Exchange Commission, Congress, and any agency Inspector General, (b) making other disclosures that are protected under the whistleblower provisions of federal law or regulation, or (c) applying for or receiving any monetary award from a whistleblower award program of any governmental agency or entity with respect to the furnishing of information to a governmental agency or entity.

12. Violation of Terms and Recoupment. Any violation of the terms of Section 11 or default under any associated agreement shall result in an automatic termination and forfeiture of the underlying Stock Option, and may lead Tupperware to take action to recoup damages caused by such violation.

Exhibit 10.9
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
NON-QUALIFIED STOCK OPTION GRANT AGREEMENT

13. No Advice Regarding Grant. Tupperware is not providing any tax, legal or financial advice, nor is Tupperware making any recommendations regarding the Participant’s participation in the Plan, or the Participant’s acquisition or sale of the underlying Shares. Participant should consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan. The Participant shall rely solely on such advisors and not on any statements or representations of Tupperware or any of its agents.

14. Governing Law and Venue. The Stock Option grant and the provisions of this Agreement are governed by, and subject to, the laws of the State of Delaware, as provided in the Plan. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this Stock Option or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of Delaware, agree that such litigation shall be conducted exclusively in the courts of Delaware, or the federal courts for the United States located in Delaware.

15. Electronic Delivery and Acceptance. Tupperware may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by Tupperware or another third party designated by Tupperware.

16. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

17. Notices. All notices hereunder to Tupperware shall be delivered or mailed to the Corporate Secretary of Tupperware at its headquarters office. All notices hereunder to the Participant shall be delivered personally or mailed to the Participant’s address as indicated on his or her online UBS account, unless the Participant notifies Tupperware in writing of a change of address at hrorl@tupperware.com.

18. Language. If the Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of translated version is different from the English version, the English version shall control.

19.    Insider Trading Restrictions/Market Abuse Laws. The Participant acknowledges that the Participant may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, including the United States and the Participant’s country (if different), which may affect his or her ability to acquire or sell Shares or rights to Shares (e.g., the Stock Option) under the Plan during such times as the Participant is considered to have “inside information” regarding Tupperware (as defined by the laws in the applicable jurisdictions, including the United States and the Participant’s country of residence). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Tupperware insider trading policy. The Participant is responsible for ensuring compliance with any applicable restrictions and should consult his or her personal legal advisor on this matter. For the avoidance of doubt, under the terms of this Agreement, the Stock Option may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in Section 7(a) of this Agreement in the event of the Participant’s death.

20. Foreign Asset/Account Reporting; Exchange Control. The Participant’s country may have certain foreign asset and/or account reporting requirements and/or exchange controls which may affect the Participant’s ability to acquire or hold Shares under the Plan or cash received from participating in the Plan (including from any dividends received or sale proceeds arising from the sale of Shares) in a brokerage or bank account outside the Participant’s country. The Participant may be required to report such accounts, assets or transactions to the tax or other authorities in his or her country. The Participant also may be required to repatriate sale proceeds or other funds received as a result of the Participant’s participation in the Plan to his or her country through a designated bank or broker and/or within a certain time after receipt. The Participant acknowledges that it is his or her responsibility to be compliant with such regulations, and the Participant should consult his or her personal legal advisor for any details.

21. Appendix. Notwithstanding any provisions in this Agreement, the Stock Option shall be subject to any special terms and conditions set forth in any Appendix to this Agreement for the Participant’s country. Moreover, if the Participant relocates to one of the countries included in the Appendix, the special terms and conditions for such country shall apply to the Participant, to the extent that Tupperware determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.

Exhibit 10.9
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
NON-QUALIFIED STOCK OPTION GRANT AGREEMENT

22. Imposition of Other Requirements. Tupperware reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Stock Option and on any Shares purchased upon exercise of the Stock Option, to the extent Tupperware determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

23. Compliance with Law. Notwithstanding any other provision of the Plan or this Agreement, unless there is an available exemption from any registration, qualification or other legal requirement applicable to the Shares, Tupperware shall not be required to deliver any Shares issuable upon exercise of the Stock Option prior to the completion of any registration or qualification of the Shares under any local, state, federal or foreign securities or exchange control law or under rulings or regulations of the United States Securities and Exchange Commission or of any other governmental regulatory body, or prior to obtaining any approval or other clearance from any local, state, federal or foreign governmental agency, which registration, qualification or approval Tupperware shall, in its absolute discretion, deem necessary or advisable. The Participant understands that Tupperware is under no obligation to register or qualify the Shares with the United States Securities and Exchange Commission or any state or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Further, Tupperware shall have unilateral authority to amend the Plan and the Agreement without the Participant’s consent to the extent necessary to comply with securities or other laws applicable to issuance of Shares.

24. Waiver. The Participant acknowledges that a waiver by Tupperware of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or any subsequent breach by the Participant or any other participant.

The parties confirm this Agreement effective as of the Grant Date and have executed it on the date it was accepted online.

Tupperware Brands Corporation
Thomas M. Roehlk
Executive Vice President,
Chief Legal Officer and Secretary

Exhibit 10.9
APPENDIX OF SPECIAL TERMS AND CONDITIONS FOR
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
NON-QUALIFIED STOCK OPTION GRANT AGREEMENT

TERMS AND CONDITIONS

This Appendix includes additional terms and conditions that govern the Stock Option granted under the Plan if the Participant is or becomes subject to the laws of any of the countries listed below. Certain capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and/or the applicable Non-Qualified Stock Option Grant Agreement (the “Agreement”).

NOTIFICATIONS

This Appendix also contains notifications relating to exchange control and certain other issues of which the Participant should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities or other laws or regulations in effect in the countries listed in this Appendix as of October 2016. Such laws are often complex and change frequently. Because the information may be outdated when the Participant vests in the Stock Option, exercises the Stock Option and acquires Shares or when the Participant subsequently sells shares acquired under the Plan, Tupperware strongly recommends that the Participant not rely on the notifications provided in this Appendix as the only source of information relating to the participation in the Plan.

In addition, the notifications are general in nature and may not apply to the Participant’s particular situation, and Tupperware is not in a position to assure the Participant of any particular result. Accordingly, the Participant should seek appropriate professional advice as to how relevant laws in the Participant’s country may apply to the Participant’s particular situation. Finally, if the Participant is a citizen or resident of a country other than the one in which he or she is currently working and/or residing, is considered a resident of another country for local law purposes or transfers employment and/or moves to a different country after the Grant Date, the information contained in this Appendix may not be applicable to the Participant and Tupperware shall, in its sole discretion, determined to what extent the terms and conditions or notifications contained herein shall be applicable to the Participant.

BRAZIL

TERMS AND CONDITIONS

Compliance with Law. In accepting the Stock Option, the Participant acknowledges his or her agreement to comply with all applicable Brazilian laws and to report and pay any and all applicable tax associated with the Stock Option, the receipt of any dividends and the sale of the Shares acquired under the Plan.

Nature of Grant. The following provision supplements Section 10 of the Agreement:

The Participant agrees that, for all legal purposes, (a) the benefits provided to the Participant under the Plan are the result of commercial transactions unrelated to the Participant’s employment; (b) the Plan is not a part of the terms and conditions of the Participant’s employment; and (c) the income from the Stock Option or shares of Stock acquired under the Plan, if any, is not part of the Participant’s remuneration from employment.

By accepting the Stock Option, the Participant further agrees that (i) he or she is making an investment decision, (ii) the Stock Option will become exercisable only if the vesting conditions are met and any necessary services are rendered by the Participant over the vesting period and (iii) the value of the underlying Shares is not fixed and may increase or decrease in value over the vesting period without compensation to the Participant.

Exhibit 10.9
APPENDIX OF SPECIAL TERMS AND CONDITIONS FOR
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
NON-QUALIFIED STOCK OPTION GRANT AGREEMENT

NOTIFICATIONS

Foreign Asset/Account Reporting Information. If the Participant holds assets and rights outside Brazil with an aggregate value equal to or in excess of US$100,000, he or she will be required to prepare and submit to the Central Bank of Brazil an annual declaration of such assets and rights, including: (i) bank deposits; (ii) loans; (iii) financing transactions; (iv) leases; (v) direct investments; (vi) portfolio investments, including Shares acquired under the Plan; (vii) financial derivatives investments; and (viii) other investments, including real estate and other assets. Please note that foreign individuals holding Brazilian visas are considered Brazilian residents for purposes of this reporting requirement and must declare at least the assets held abroad that were acquired subsequent to the date of admittance as a resident of Brazil. Individuals holding assets and rights outside Brazil valued at less than US$100,000 are not required to submit a declaration. Please note that the US$100,000 threshold may be changed annually.

Tax on Financial Transactions (IOF). Payments to foreign countries (including the payment of the aggregate Option Price) and repatriation of funds into Brazil and the conversion of BRL to USD associated with such fund transfers may be subject to the Tax on Financial Transactions (IOF). It is the Participant’s responsibility to comply with any applicable Tax on Financial Transactions arising from participation in the Plan.

FRANCE

TERMS AND CONDITIONS

Language Consent. The following provision supplements Section 18 of the Agreement:

By accepting the Agreement, the Participant confirms that he or she has read and understood the documents relating to the Stock Option (i.e., the Plan and the Agreement, including this Appendix), which were provided in the English language. The Participant accepts the terms of these documents accordingly.

Consentement relatif à la langue utilisée. En signant et en renvoyant les Termes de l’Attribution, le Bénéficiaire confirme qu’il ou qu’elle a lu et compris les documents afférents aux l’Option (i.e., le Plan et les Termes de l’Attribution, ainsi que la présente Annexe) qui ont été communiqués en langue anglaise. Le Bénéficiaire accepte les termes de ces documents en connaissance de cause.

NOTIFICATIONS

Tax Information. The Stock Option is not intended to be a tax-qualified Stock Option.

Foreign Asset/Account Reporting Information. All shares of Stock held outside of France and any foreign bank and brokerage accounts (including any accounts that were opened or closed during the tax year) must be reported on an annual basis on form No. 3916, together with the personal income tax return. Failure to complete this reporting may trigger penalties. Additional monthly reporting obligations may apply to foreign account balances exceeding €1,000,000.

GERMANY

NOTIFICATIONS

Exchange Control Information. Cross-border payments in excess of €12,500 must be reported monthly to the Deutsche Bundesbank (the German Central Bank). The Participant is responsible for complying with the reporting obligation and should file the report electronically by the fifth day of the month following the month in which the payment is made. A copy of the form can be accessed via the Deutsche Bundesbank’s website at www.bundesbank.de and is available in both German and English. However, if the Participant uses a German commercial bank to effectuate such cross-border payment, such bank will make the report on the Participant’s behalf.

In the unlikely event that the Participant holds Shares representing 10% or more of the total capital or voting rights of Tupperware, he or she must report his or her holdings in Tupperware on an annual basis.

Exhibit 10.9
APPENDIX OF SPECIAL TERMS AND CONDITIONS FOR
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
NON-QUALIFIED STOCK OPTION GRANT AGREEMENT

GREECE

NOTIFICATIONS

Exchange Control Information. In order to remit funds out of Greece to exercise the Stock Option by way of a cash exercise, the Participant may need to complete an application form with the foreign exchange bank handling the transaction. If the Stock Option is exercised by way of a cashless method of exercise, this application is not required, as no funds are remitted out of Greece.

INDIA

TERMS AND CONDITIONS

Payment of the Option Price. This provisions supplements Section 4 of the Agreement:

Due to exchange control restrictions in India, payment of the Option Price may not be made by a cashless sell-to-cover exercise, whereby the Participant delivers a properly executed notice together with irrevocable instructions to a broker to sell some (but not all) of the Shares subject to the exercised portion of the Stock Option and deliver promptly to Tupperware the amount of sale proceeds to pay the Option Price (and any Tax-Related Items). However, payment of the Option Price may be made by any other method of payment set forth in the Agreement.  Further, Tupperware reserves the right to provide the Participant with additional methods of payment depending upon the development of local law.

NOTIFICATIONS

Exchange Control Information. Exchange control laws and regulations in India require that all proceeds resulting from the sale of Shares and any dividends received in relation to the Stock Option or the Shares must be repatriated to India and converted into local currency within 90 days of the sale of Shares and within 180 days from the receipt of any dividends. Indian residents must obtain a foreign inward remittance certificate (“FIRC”) from the bank into which foreign currency is deposited and retain the FIRC as evidence of the repatriation of funds in the event that the Reserve Bank of India or the Employer requests proof of repatriation.

Foreign Asset/Account Reporting Information. Foreign bank accounts and any foreign financial assets (including Shares held outside India) must be reported in the annual Indian ‘personal tax return.  It is the Participant’s responsibility to comply with this reporting obligation and the Participant should consult his or her personal advisor in this regard as significant penalties may apply in the case of non-compliance with foreign asset/account reporting requirements and because such requirements may change.

INDONESIA

TERMS AND CONDITIONS

Payment of the Option Price. This provisions supplements Section 4 of the Agreement:

To facilitate compliance with securities laws in Indonesia, payment of the Option Price must be made by delivery of a properly executed notice together with irrevocable instructions to a broker to sell all of the Shares subject to the exercised portion of the Stock Option and deliver promptly to Tupperware the amount of sale proceeds to pay the Option Price (and any Tax-Related Items). No other methods of payment will be permitted in Indonesia. However, Tupperware reserves the right to provide the Participant with additional methods of payment depending upon the development of local law.

NOTIFICATIONS

Exchange Control Information. Indonesian residents must provide the Indonesian central bank, Bank Indonesia, with information on foreign exchange activities. The filing should be completed online through Bank Indonesia’s website no later than the 15th day of the following month. This is a new requirement and further implementing regulations may be issued by Bank Indonesia detailing how the reporting should be completed.

Exhibit 10.9
APPENDIX OF SPECIAL TERMS AND CONDITIONS FOR
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
NON-QUALIFIED STOCK OPTION GRANT AGREEMENT

In addition, for foreign currency transactions, there is a statistical reporting requirement when the Indonesian Bank is receiving Rupiah or foreign currency (e.g., proceeds from the sale of Shares acquired under the Plan, dividends). For the purpose of submitting the report to Bank Indonesia, the Indonesian bank executing the transaction will request information and/or supporting documents from the Participant and he or she must provide the requested information and/or supporting documents to the bank.

JAPAN

NOTIFICATIONS

Exchange Control Information. Japanese residents purchasing Shares valued at more than ¥100,000,000 in a single transaction must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within 20 days of purchasing the shares.

In addition, a Japanese-resident Participant paying more than ¥30,000,000 in a single transaction for the purchase of Shares when he or she exercises the Stock Option must file a Payment Report with the Ministry of Finance through the Bank of Japan by the 20th day of the month following the month in which the payment was made. The precise reporting requirements vary depending on whether the relevant payment is made through a bank in Japan.

A Payment Report is required independently of a Securities Acquisition Report. Therefore, if the total amount paid in a one-time transaction to exercise the Stock Option and purchase Shares exceeds ¥100,000,000, both a Payment Report and a Securities Acquisition Report must be filed.

Foreign Asset/Account Reporting Information.  Details of assets held outside Japan (e.g., Shares) with a total value exceeding ¥50,000,000 (as of December 31 each year) must be reported annually to the tax authorities. The report will be due March 15 of the following year. The Participant should consult with his or her personal tax advisor in Japan to ensure compliance with these obligations.

Exhibit 10.9
APPENDIX OF SPECIAL TERMS AND CONDITIONS FOR
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
NON-QUALIFIED STOCK OPTION GRANT AGREEMENT

MALAYSIA

TERMS AND CONDITIONS

Data Transfer and Privacy. The following provision replaces Section 6 of the Agreement:

The Participant hereby explicitly, voluntarily and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this Appendix and any other grant materials by and among, as applicable, the Employer, Tupperware (or any subsidiary or affiliate) and any third parties authorised by the same in assisting in the implementation, administration and management of the Participant’s participation in the Plan.

Peserta dengan ini secara eksplisit, sukarela dan tanpa sebarang keraguan mengizinkan pengumpulan, penggunaan dan pemindahan, dalam bentuk elektronik atau lain-lain, data peribadinya seperti yang diterangkan dalam Lampiran dan apa-apa bahan geran oleh dan di antara, seperti mana yang terpakai, Majikan, Tupperware (atau anak syarikat atau syarikat sekutu) dan mana-mana pihak ketiga yang diberi kuasa oleh yang sama dalam membantu dalam pelaksanaan, pentadbiran dan pengurusan penyertaan Peserta dalam Pelan.

The Participant understands that Tupperware and the Employer may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, email address, date of birth, social insurance number (to the extent permitted under Malaysian law), passport or other identification number, salary, nationality, job title, any Shares or directorships held in Tupperware, the fact and conditions of the Participant’s participation in the Plan, details of all options or equivalent benefits and any other entitlement to Shares awarded, cancelled, exercised, vested, unvested, purchased or outstanding in the Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan. The source of Data is the Participant’s Employer as well as information which the Participant is providing to Tupperware and the Employer in connection with the Plan including this Appendix.

Peserta memahami bahawa Tupperware dan Majikan mungkin memegang maklumat peribadi tertentu tentang Peserta, termasuk, tetapi tidak terhad kepada, nama Peserta, alamat rumah dan nombor telefon, alamat emel, tarikh lahir, nombor insurans sosial (setakat yang dibenarkan bawah undang-undang Malaysia) atau nombor pengenalan lain, gaji, kewarganegaraan, jawatan, apa-apa Saham atau jawatan pengarah yang dipegang dalam Tupperware, fakta dan syarat-syarat mengenai penyertaan Peserta dalam Pelan, butir-butir tentang semua opsyen atau manfaaat yang bersamaan dan apa-apa hak lain untuk Saham yang dianugerahkan, dibatalkan, dilaksanakan, terletak hak, tidak diletak hak, dibeli ataupun yang belum dijelaskan bagi faedah Peserta (“Data”), untuk tujuan ekslusif bagi melaksanakan, mentadbir dan menguruskan Pelan tersebut. Sumber Data adalah daripada Majikan Peserta dan juga maklumat dimana Peserta menyediakan kepada Tupperware dan Majikan berhubung dengan Pelan tersebut termasuk Lampiran ini.

Exhibit 10.9
APPENDIX OF SPECIAL TERMS AND CONDITIONS FOR
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
NON-QUALIFIED STOCK OPTION GRANT AGREEMENT

The Participant also authorizes any transfer of Data, as may be required, to UBS or such other stock plan service provider as may be selected by Tupperware in the future, which is assisting Tupperware with the implementation, administration and management of the Plan and/or with whom any Shares acquired upon exercise of the Stock Option are deposited.  The Participant acknowledges that these recipients may be located in the Participant’s country or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Participant’s country, which may not give the same level of protection to Data.  The Participant understands that the Participant may request a list with the names and addresses of any potential recipients of Data by contacting the Participant’s local human resources representative. The Participant authorizes Tupperware, UBS and any other possible recipients which may assist Tupperware (presently or in the future) with implementing, administering and managing the Participant’s participation in the Plan to receive, possess, use, retain and transfer Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to UBS or other third party with whom the Participant may elect to deposit any Shares acquired upon exercise of the Stock Option. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case, without cost, by contacting the Participant’s local human resources representative, whose contact details are Kathy Chong, Senior HR Executive, Tupperware Malaysia, No. 6 Jalan SS 13/4, Subang Jaya Industrial Estate, 47500 Subang Jaya, Selangor, Malaysia.  Further, the Participant understands that he or she is providing the consents herein on a purely voluntary basis.  If the Participant does not consent, or if the Participant later seeks to revoke consent, the Participant’s employment or service with Tupperware and/or the Employer will not be affected; the only consequence of refusing or withdrawing consent is that Tupperware would not be able to grant future Stock Options or other equity awards to the Participant or administer or maintain such awards.  Therefore, the Participant understands that refusing or withdrawing consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of the Participant’s refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.

Peserta juga memberi kuasa mengenai apa-apa pemindahan Data, yang mungkin diperlukan, kepada UBS atau pembekal perkhidmatan pelan saham yang mungkin dipilih oleh Tupperware pada masa depan, yang membantu Tupperware dengan pelaksanaan, pentadbiran dan pengurusan Pelan dan/atau dengan siapa sahaja Saham yang diperolehi semasa pelaksanaan Opsyen Saham didepositkan. Peserta mengakui bahawa penerima-penerima ini mungkin berada di negara Peserta atau mana-mana tempat lain, dan bahawa negara penerima (contohnya di AmerikaSyarikat) mungkin mempunyai undang-undang privasi data dan perlindungan yang berbeza berbanding dengan negara Peserta, yang mungkin tidak memberi tahap perlindungan Data yang sama. Peserta memahami bahawa Peserta boleh meminta satu senarai yang mengandungi nama dan alamat penerima-penerima Data yang berpotensi dengan menghubungi wakil sumber manusia tempatan Peserta. Peserta memberi kuasa kepada Tupperware, UBS, dan mana-mana penerima-penerima lain yang mungkin membantu Tupperware (pada masa sekarang atau pada masa depan) dengan melaksanakan, mentadbir dan mengurus penyertaan Peserta dalam Pelan untuk menerima, memiliki, menggunakan, mengekalkan dan memindahkan Data, dalam bentuk elektronik atau lain-lain, semata-mata dengan tujuan untuk melaksanakan, mentadbir dan menguruskan penyertaan Peserta dalam Pelan, termasuk apa-apa pemindahan data yang diperlukan kepada UBS atau pihak ketiga yang lain dengan sesiapa yang Peserta pilih untuk deposit apa-apa Saham yang diperolehi selepas pelaksanaan Opsyen Saham. Peserta memahami bahawa Data hanya akan disimpan untuk tempoh yang perlu bagi melaksanakan, mentadbir dan menguruskan penyertaan Peserta dalam Pelan. Peserta memahami bahawa dia boleh, pada bila-bila masa, melihat Data, meminta maklumat tambahan mengenai penyimpanan dan pemprosesan Data, meminta bahawa pindaan-pindaan dilaksanakan ke atas Data atau menolak atau menarik balik persetujuan dalam ini, dalam mana-mana kes, tanpa kos, dengan menghubungi wakil sumber manusia tempatan Peserta, dimana butir-butir hubungan adalah Kathy Chong, Senior HR Executive, Tupperware Malaysia, No. 6 Jalan SS 13/4, Subang Jaya Industrial Estate, 47500 Subang Jaya, Selangor, Malaysia. Selanjutnya, Peserta memahami bahawa dia telah memberikan persetujuan di sini secara sukarela. Jika Peserta tidak bersetuju, atau jika Peserta kemudian membatalkan persetujuan, pekerjaan atau perkhidmatan Peserta dengan Tupperware dan / atau Majikan tidak akan terjejas; satu-satu akibatnya jika tidak bersetuju atau menarik balik persetujuan adalah bahawa Tupperware tidak akan dapat memberikan Opsyen Saham atau anugerah ekuiti yang lain kepada Peserta pada masa hadapan atau mentadbir atau mengekalkan anugerah tersebut. Oleh itu, Peserta memahami bahawa keengganan atau penarikan balik persetujuan boleh menjejaskan keupayaan Peserta untuk mengambil bahagian dalam Pelan. Untuk maklumat lanjut mengenai akibat keengganan Peserta untuk memberikan persetujuan atau penarikan balik persetujuan, Peserta memahami bahawa dia boleh menghubungi wakil sumber manusia tempatannya.

Exhibit 10.9
APPENDIX OF SPECIAL TERMS AND CONDITIONS FOR
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
NON-QUALIFIED STOCK OPTION GRANT AGREEMENT

NOTIFICATIONS

Director Notification Obligation. If the Participant is a director of Tupperware’s Malaysian subsidiary or affiliate, the Participant is subject to certain notification requirements under the Malaysian Companies Act. Among these requirements is an obligation to notify the Malaysian subsidiary or affiliate in writing when the Participant receives or disposes of an interest (e.g., an Award under the Plan or Shares) in Tupperware or any related company. Such notifications must be made within 14 days of receiving or disposing of any interest in Tupperware or any related company.

MEXICO

TERMS AND CONDITIONS

Nature of Grant. The following provisions supplement Section 10 of the Agreement:

Acknowledgement of the Grant. In accepting the Stock Option, the Participant acknowledges that the Participant has received a copy of the Plan and the Agreement, including this Appendix, has reviewed the Plan and the Agreement, including this Appendix, in their entirety and fully understands and accepts all provisions of the Plan and the Agreement, including this Appendix. The Participant further acknowledges that the Participant has read and specifically and expressly approves the terms and conditions of Section 10 of the Agreement, in which the following is clearly described and established:

(1)     The Participant’s participation in the Plan does not constitute an acquired right.

(2)	The Plan and the Participant’s participation in the Plan are offered by Tupperware on a wholly discretionary basis.

(3)     The Participant’s participation in the Plan is voluntary.

(4)	Neither Tupperware nor any subsidiary or affiliate of Tupperware is responsible for any decrease in the value of the Stock Option granted and/or Shares issued under the Plan.

Labor Law Acknowledgment and Policy Statement. In accepting the Stock Option, the Participant expressly recognizes that Tupperware, with registered offices at 14901 S. Orange Blossom Trail, Orlando, Florida, 32837, U.S.A., is solely responsible for the administration of the Plan and that the Participant’s participation in the Plan and purchase of Shares does not constitute an employment relationship between the Participant and Tupperware since the Participant is participating in the Plan on a wholly commercial basis and the Participant’s sole employer is either Tupperware Brands Mexico, S. de R.L. de C.V. (“Tupperware Brands Mexico”), Dart, S.A. de C.V. (“Tupperware-Mexico”) or House of Fuller Holdings S. de R.L. de C.V. (“Fuller-Mexico”). Based on the foregoing, the Participant expressly recognizes that the Plan and the benefits that the Participant may derive from participation in the Plan do not establish any rights between the Participant and the Employer, Tupperware Brands Mexico, Tupperware-Mexico or Fuller Mexico, and do not form part of the conditions of the Participant’s employment and/or benefits provided by Tupperware Brands Mexico, Tupperware-Mexico or Fuller-Mexico and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of the Participant’s employment.

The Participant further understands that his or her participation in the Plan is as a result of a unilateral and discretionary decision of Tupperware; therefore, Tupperware reserves the absolute right to amend and/or discontinue the Participant’s participation in the Plan at any time, without any liability to the Participant.

Finally, the Participant hereby declares that the Participant does not reserve to himself or herself any action or right to bring any claim against Tupperware for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and the Participant therefore grants a full and broad release to Tupperware, its shareholders, officers, agents, legal representatives, and affiliates with respect to any claim that may arise.

Exhibit 10.9
APPENDIX OF SPECIAL TERMS AND CONDITIONS FOR
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
NON-QUALIFIED STOCK OPTION GRANT AGREEMENT

Spanish Translation

TÉRMINOS Y CONDICIONES

Naturaleza del Otorgamiento: Las siguientes disposiciones complementan el Artículo 10 del Acuerdo:

Reconocimiento del Otorgamiento. Al aceptar las Opciones de Acciones, el Participante reconoce que ha recibido una copia del Plan y del Acuerdo, incluyendo este Apéndice, ha revisado el Plan y el Acuerdo, incluyendo este Apéndice en su totalidad y plenamente comprende y acepta todas las disposiciones previstas en el Plan y el Acuerdo, incluyendo este Apéndice. Asimismo, el Participante reconoce que ha leído y específicamente y expresamente aprueba los términos y condiciones establecidos en la Sección 10 del Acuerdo, en el cual claramente se describe y establece lo siguiente:

(1)    La participación del Participante en el Plan no constituye un derecho adquirido.

(2)	El Plan y la participación del Participante en dicho Plan se ofrecen por la Tupperware de forma completamente discrecional.

(3)     La participación del Participante en el Plan es voluntaria.

(4)    Ni Tupperware ni sus subsidiarias o afiliadas son responsables por una reducción del valor de las Opciones de Acciones y/o Acciones emitidas bajo el Plan.

Reconocimiento de la Legislación Laboral y Declaración de la Política. Al aceptar el otorgamiento de las Opciones de Acciones, el Participante expresamente reconoce que Tupperware, con domicilio ubicado en 14901 S. Orange Blossom Trail, Orlando, Florida, 32837, U.S.A., es el único responsable de la administración del Plan y que la participación del Participante en el Plan y compra de Acciones no constituye una relación de trabajo entre el Participante y Tupperware, toda vez que la participación del Participante en el Plan es de carácter comercial y el único patrón del Beneficiario es Tupperware Brands Mexico, S. de R.L. de C.V. (“Tupperware Brands México”), Dart, S.A. de C.V. (“Tupperware-México”) o House of Fuller S. de R.L. de C.V. (“Fuller-Mexico”). Derivado de lo anterior, el Participante expresamente reconoce que el Plan y los beneficios que el Participante obtenga por la participación en el Plan no establecen derecho alguno entre el Participante y el Patrón, Tupperware Brands Mexico, Tupperware-México o Fuller Mexico, y no forman parte de las condiciones de los servicios del Participante y/o beneficios otorgados por Tupperware Brands Mexico, Tupperware-México o Fuller-Mexico y cualquier modificación del Plan o su terminación no constituyen un cambio o impedimento de los términos y condiciones del servicio del Participante.

Asimismo, el Participante reconoce que su participación en el Plan es el resultado de una decisión unilateral y discrecional por parte de Tupperware, por lo que, Tupperware se reserva el derecho absoluto de modificar y/o dar por terminada la participación del Participante en el Plan en cualquier momento, sin responsabilidad alguna hacia el Participante

Finalmente, el Participante manifiesta que no se reserva acción o derecho alguno que ejercitar en contra de Tupperware por cualquier daño o perjuicio con respecto a las disposiciones del Plan o los beneficios establecidos en el mismo, por lo que, el Participante otorga el finiquito más amplio que en derecho proceda a Tupperware, sus accionistas, funcionarios, agentes, representantes legales y afiliados en relación a cualquier demanda que pudiera surgir.

Exhibit 10.9
APPENDIX OF SPECIAL TERMS AND CONDITIONS FOR
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
NON-QUALIFIED STOCK OPTION GRANT AGREEMENT

SINGAPORE

Terms and Conditions
Restriction on Sale of Shares. To the extent the Stock Option vests within six months of the Date of Grant, the Participant may not dispose of the Shares issued at exercise of the Stock Option, or otherwise offer the Shares to the public, prior to the six-month anniversary of the Date of Grant, unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the Securities and Futures Act (Chap. 289, 2006 Ed.) (“SFA”).
Notifications
Securities Law Information. The Stock Option is being granted to the Participant pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the SFA and is not made with a view to the Stock Option or underlying Shares being subsequently offered for sale to any other party. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.
Chief Executive Officer and Director Notification Obligation. If the Participant is the Chief Executive Officer (“CEO”) or a director, associate director or shadow director of Tupperware or a Singapore subsidiary or affiliate of Tupperware, the Participant is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify Tupperware or the Singaporean subsidiary or affiliate in writing when the Participant receives an interest (e.g., a Stock Option, Shares) in Tupperware or any related companies. Please contact Tupperware to obtain a copy of the notification form. In addition, the Participant must notify Tupperware or the Singapore subsidiary or affiliate when the Participant sells Shares of Tupperware or any related corporation (including when the Participant sell Shares acquired under the Plan). These notifications must be made within two business days of acquiring or disposing of any interest in Tupperware or any related corporation. In addition, a notification must be made of the Participant’s interests in Tupperware or any related corporation within two business days of becoming the CEO or a director.
SOUTH AFRICA

TERMS AND CONDITIONS

Taxes. The following provision supplements Section 6 of the Agreement:

By accepting the Stock Option, the Participant agrees that, immediately upon exercise and settlement of the Stock Option, the Participant will notify the Employer of the amount of any gain realized at exercise. If the Participant fails to advise the Employer of the gain realized, the Participant may be liable for a fine. The Participant will be solely responsible for paying any difference between the actual liability for Tax-Related Items and the amount withheld.

Tax Clearance Certificate for Cash Exercises. If the Participant exercises the Stock Option by a cash exercise, the Participant must obtain and provide to his or her Employer, or any third party designated by his or her Employer or Tupperware, a Tax Clearance Certificate (with respect to Foreign Investments) bearing the official stamp and signature of the Exchange Control Department of the South African Revenue Service (“SARS”). The Participant must renew this Tax Clearance Certificate every twelve months, or in such other period as may be required by the SARS. If the Participant exercises the Stock Option by a cashless exercise whereby no funds are remitted offshore for the purchase of Shares, no Tax Clearance Certificate is required.

Deemed Acceptance of Stock Option. Pursuant to Section 96 of Companies Act 71 of 2008 (the “Companies Act”), the Stock Option offer must be finalized within six months following the date the offer is communicated to the Participant. If the Participant does not want to accept the Stock Option, the Participant is required to decline the Stock Option no later than six months following the date the offer is communicated to the Participant. If the Participant does not reject the Stock Option within six months following the date the offer is communicated to the Participant, the Participant will be deemed to accept the Stock Option.

Exhibit 10.9
APPENDIX OF SPECIAL TERMS AND CONDITIONS FOR
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
NON-QUALIFIED STOCK OPTION GRANT AGREEMENT

NOTIFICATIONS

Securities Notification. Neither the Stock Options nor the underlying Shares shall be publicly offered or listed on any stock exchange in South Africa. The offer is intended to be private pursuant to Section 96 of the Companies Act and is not subject to the supervision of any South African governmental authority.

Exchange Control Information. Under current South African exchange control policy, if the Participant is a South African resident, the Participant may invest a maximum of ZAR11,000,000 per annum in offshore investments, including in Shares. The first ZAR1,000,000 annual discretionary allowance requires no prior authorization. The next ZAR10,000,000 requires tax clearance. This limit does not apply to non-resident employees. It is the Participant’s responsibility to ensure that he or she does not exceed this limit and obtains the necessary tax clearance for remittances exceeding ZAR1,000,000. This limit is a cumulative allowance; therefore, the Participant’s ability to remit funds for a cash exercise will be reduced if the Participant’s foreign investment limit is utilized to make a transfer of funds offshore that is unrelated to the Plan. If the ZAR10,000,000 limit will be exceeded as a result of an exercise, the Participant may still participate in the Plan and exercise his or her Stock Option, however he or she will be required to immediately sell the Shares acquired at exercise and repatriate the proceeds to South Africa. If the ZAR10,000,000 limit is not exceeded, the Participant will not be required to immediately repatriate the sale proceeds to South Africa.

Because exchange control regulations are subject to frequent change, sometimes without notice, the Participant should consult his or her personal legal advisor prior to the exercise of the Stock Option to ensure compliance with current regulations. The Participant is solely responsible for ensuring compliance with all exchange control laws in South Africa.

SPAIN

TERMS AND CONDITIONS

Nature of Grant. The following provision supplements Section 10 of the Agreement:

In accepting the Stock Option, the Participant acknowledges that he or she consents to participation in the Plan and has received a copy of the Plan.
The Participant understands and agrees that, as a condition of the grant of the Stock Option, except as provided for in Section 7 of the Agreement, the termination of the Participant’s employment for any reason (including for the reasons listed below) will automatically result in the cancellation and loss of any portion of the Stock Option that has not vested on the date of termination.

In particular, the Participant understands and agrees that any unvested portion of the Stock Option will be cancelled without entitlement to the underlying Shares or to any amount as indemnification if the Participant’s employment is terminated prior to vesting by reason of, including, but not limited to: disability, resignation, retirement, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjudged or recognized to be without good cause (i.e., subject to a “despido improcedente”), individual or collective layoff on objective grounds, whether adjudged to be with cause or adjudged or recognized to be without cause, material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, unilateral withdrawal by the Employer, and under Article 10.3 of Royal Decree 1382/1985.

Furthermore, the Participant understands that Tupperware has unilaterally, gratuitously and discretionally decided to grant Stock Options under the Plan to individuals who may be employees of Tupperware or any subsidiary or affiliate of Tupperware throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind Tupperware or any subsidiary or affiliate of Tupperware on an ongoing basis. Consequently, the Participant understands that the Stock Option is granted on the assumption and condition that the Stock Option and the Shares issued upon exercise of the Stock Option shall not become a part of any employment or other contract (with Tupperware, the Employer, or any subsidiary or affiliate of Tupperware) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. In addition, the Participant understands that the Stock Option would not be granted to the Participant but for the assumptions and conditions referred to above; thus, the Participant acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any Stock Option grant shall be null and void.

Exhibit 10.9
APPENDIX OF SPECIAL TERMS AND CONDITIONS FOR
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
NON-QUALIFIED STOCK OPTION GRANT AGREEMENT

NOTIFICATIONS

Securities Law Notification. The Stock Option described in the Agreement (including this Appendix) does not qualify under Spanish regulations as a security.  No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory. The Agreement (including this Appendix) has not been nor will it be registered with the Comisión Nacional del Mercado de Valores, and it does not constitute a public offering prospectus.

Exchange Control Information. The acquisition of Shares under the Plan must be declared for statistical purposes to the Spanish Dirección General de Comercio e Inversiones (the “DGCI”), the Bureau for Commerce and Investments, which is a department of the Ministry of Economy and Competiveness. The Participant must also declare ownership of any Shares with the Directorate of Foreign Transactions each January while the Shares are owned. In addition, the sale of any Shares must be declared on Form D-6 filed with the DGCI in January, unless the sale proceeds exceed the applicable threshold (currently €1,502,530), in which case, the filing is due within one month after the sale.

When receiving foreign currency payments derived from the ownership of Shares (i.e., sale proceeds), the Participant must inform the financial institution receiving the payment of the basis upon which such payment is made if the payment exceeds €50,000. The Participant will need to provide the following information: (i) the Participant’s name, address, and fiscal identification number; (ii) the name and corporate domicile of Tupperware; (iii) the amount of the payment and the currency used; (iv) the country of origin; (v) the reasons for the payment; and (vi) further information that may be required.

In addition, the Participant may be required to declare electronically to the Bank of Spain any foreign accounts (including brokerage accounts held abroad), any foreign instruments (including any Shares acquired under the Plan) and any transactions with non-Spanish residents (including any payments of Shares made to the Participant by Tupperware) depending on the value of such accounts and instruments and the amount of the transactions during the relevant year as of December 31 of the relevant year.

Foreign Asset/Account Reporting Information. If the Participant holds rights or assets (e.g., Shares or cash held in a bank or brokerage account) outside of Spain with a value in excess of €50,000 per type of right or asset (e.g., Shares, cash, etc.) as of December 31 each year, the Participant is required to report certain information regarding such rights and assets on tax form 720.  After such rights and/or assets are initially reported, the reporting obligation will apply for subsequent years only if the value of any previously-reported rights or assets increases by more than €20,000 or if the ownership of the asset is transferred or relinquished during the year.  The reporting must be completed by the March 31 each year.

SWITZERLAND

NOTIFICATIONS

Securities Law Notification. The Stock Option is considered a private offering in Switzerland; therefore, it is not subject to registration in Switzerland. Neither this document nor any other materials relating to the Stock Option (a) constitutes a prospectus as such term is understood pursuant to article 652a of the Swiss Code of Obligations, (b) may be publicly distributed or otherwise made publicly available in Switzerland or (c) has been or will be filed with, approved or supervised by any Swiss regulatory authority (in particular, the Swiss Financial Market Supervisory Authority (FINMA))..

TURKEY

TERMS AND CONDITIONS

Payment of the Option Price. This provisions supplements Section 4 of the Agreement:

To facilitate compliance with exchange control laws in Turkey, Tupperware reserves the right to restrict the payment of the Option Price to a cashless-sell-all exercise or such other method of exercise Tupperware deems appropriate under local law.

Exhibit 10.9
APPENDIX OF SPECIAL TERMS AND CONDITIONS FOR
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
NON-QUALIFIED STOCK OPTION GRANT AGREEMENT

NOTIFICATIONS

Securities Law Information. Stock Options are made available only to employees of Tupperware and its subsidiaries and affiliates, and the offer of participation in the Plan is a private offering. Under Turkish law, the Participant is not permitted to sell Shares acquired under the Plan in Turkey. The Shares are currently traded on the NYSE, which is located outside of Turkey, under the ticker symbol “TUP” and the shares may be sold through this exchange.

Exchange Control Information. Under Turkish law, Turkish residents are permitted to purchase and sell securities or derivatives traded on exchanges abroad only through a financial intermediary licensed in Turkey.  Therefore, the Participant may be required to appoint a Turkish broker to assist with the exercise of the Stock Option or sale of the Shares acquired under the Plan.  The Participant should consult his or her personal legal advisor before exercising the Stock Option or selling any Shares acquired under the Plan to confirm the applicability of this requirement to the Participant.

UNITED STATES OF AMERICA

There are no country-specific provisions.